HAROLD Y. SPECTOR, CPA	SPECTOR & WONG, LLP	80 SOUTH LAKE AVENUE
CAROL S. WONG, CPA	Certified Public Accountants
SUITE 723
	(888) 584-5577	PASADENA, CA 91101
FAX (626) 584-6447
SPECTORWONGCPA@AOL.COM

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and stockholders

We have audited the accompanying balance sheets of CRM SalesWare, Inc. (d.b.a. xSellsys) as of March 31, 2004 and 2003, and the related statements of operations, changes in stockholders' deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial positions of CRM SalesWare, Inc. (d.b.a. xSellsys) as of March 31, 2004 and 2003, and its results of operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company's operating losses and net worth deficit raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters are also described in Note 3. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Spector & Wong, LLP

Pasadena, California

September 3, 2004

CRM SALESWARE, INC. (DBA xSELLSYS)

BALANCE SHEETS

March 31, 2004 and 2003

ASSETS	2004	2003
Current Assets
Cash	$ -	$ 6,346
Accounts receivable	1,460	12,047
Other receivable	5,631	3,161
Total Current Assets	7,091	21,554

Property and equipment, net of accumulated depreciation
of $80,051 and $58,489 for 2003 and 2003, respectively	25,828	47,390

Software development, net of accumulated amortization of
$215,724 and $161,748 for 2004 and 2003, respectively	-	53,976

TOTAL ASSETS	$ 32,919	$ 122,920

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
Accounts payable	$ 411,947	$ 382,416
Cash Overdraft	1,254	-
Accrued expenses	85,225	89,181
Deferred revenue	8,243	3,596
Notes payable to related parties	112,000	112,000
Total Current Liabilities	618,669	587,193

Stockholders' Deficit
Common Stock, no par value, 25,000,000 shares
authorized; 1,717,740 shares issued and outstanding	3,021,593	3,021,593
Accumulated deficit	(3,607,343)	(3,485,866)
Total Stockholders' Deficit	(585,750)	(464,273)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$ 32,919	$ 122,920

See notes to financial statements

CRM SALESWARE, INC. (DBA xSELLSYS)

STATEMENTS OF OPERATIONS

For years ended March 31,	2004	2003
Revenues:
Software licenses	$ 250,763	$ 313,556
Services	1,460	23,155
Total Revenues	252,223	336,711

Cost and expenses:
Software licenses upgrade and product support	88,263	185,986
Cost of services	90,373	88,431
Write-off long-lived assets	-	48,350
Selling, general and administrative Expenses	192,999	272,915
Total cost and expenses	371,635	595,682

Operating (loss)	(119,412)	(258,971)

Other income (expenses),
Other income	-	73,833
Loss on disposal of assets	-	(8,261)
Interest expense	(1,265)	(2,586)
	(1,265)	62,986

Net (loss) before state franchise tax	(120,677)	(195,985)

State franchise tax	800	800

Net (loss)	$ (121,477)	$ (196,785)

Net (loss) per share-Basic and Diluted	$ (0.07)	$ (0.11)

Weighted Average Number of Shares	1,717,740	1,717,740

See notes to financial statements

CRM SALESWARE, INC. (DBA xSELLSYS)

STATEMENTS OF CHANGES IN STOCKHOLDER'S DEFICIT

For years ended March 31, 2004 and 2003

	Common Stock		Accumulated
	Shares	Amount	Deficit	Total
Balance at March 31, 2002	1,717,140	$ 3,021,593	$ (3,289,081)	$ (267,488)

Net loss			(196,785)	(196,785)

Balance at March 31, 2003	1,717,140	3,021,593	(3,485,866)	(464,273)

Net loss			(121,477)	(121,477)

Balance at March 31, 2004	1,717,140	$ 3,021,593	$ (3,607,343)	$ (585,750)

See notes to financial statements

CRM SALESWARE, INC. (DBA xSELLSYS)

STATEMENTS OF CHANGES IN STOCKHOLDER'S DEFICIT

For years ended March 31,	2004	2003
CASH FLOW FROM OPERATING ACTIVITIES
Net (loss)	$ (121,477)	$ (196,785)
Adjustments to reoncile net (loss) to net cash (used in)
operating activities:
Depreciation and amortization	75,538	107,424
Loss on disposal of assets	-	8,261
Write-off long-lived assets	-	48,350
(Increase) Decrease in:
Accounts receivable	10,587	(8,453)
Other current assets	(2,470)	(1,201)
Increase (Decrease) in:
Accounts payable and accrued expenses	25,575	4,049
Deferred revenue	4,647	3,596
Net cash flows (used in) operating activities	(7,600)	(34,759)

CASH FLOW FROM INVESTING ACTIVITIES
Proceeds from sale of property and equipment	-	42,511
Net cash flows provided by investing activities	-	42,511

CASH FLOW FROM FINANCING ACTIVITIES
Cash overdraft	1,254	-
Repayments on notes payable	-	(26,749)
Advances from shareholders	-	12,000
Net cash flows (used in) financing activities	1,254	(14,749)

NET (DECREASE) IN CASH	(6,346)	(6,997)

CASH AT BEGINNING OF YEAR	6,346	13,343

CASH AT END OF YEAR	$ (0)	$ 6,346

Supplemental Disclosure of Cash Flow Information:
Income Taxes Paid	$ 800	$ -
Interest Paid	$ 1,265	$ 2,586

See notes to financial statements

CRM SALESWARE, INC. (DBA xSELLSYS)

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - NATURE OF BUSINESS

CRM SalesWare, Inc. (d.b.a. xSellsys, the "Company') was incorporated under the laws of the state of California on March 14, 2000. The Company delivers sales force automation and customer relationship management tools via its Linux based hosted sales force automation software platform branded as xSellsys.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates: The preparation of the accompanying financial statements in conformity with accounting principles generally accepted in the United States (U.S. GAAP) requires management to make certain estimates and assumptions that directly affect the results of reported assets, liabilities, revenue, and expenses. Actual results may differ from these estimates.

Revenue Recognition: The Company recognizes revenue in accordance with the provisions of Statement of Position (SOP) No. 97-2, "Software Revenue Recognition," as amended by SOP 98-4 and SOP 98-9. The Company recognizes software license revenue at the point when evidence of an arrangement exists, the software products have been shipped, there are not uncertainties surrounding product acceptance, the fees are fixed or determinable and collection of the related receivable is considered probable. In multiple-element software arrangements that include rights to multiple software products, maintenance or services, the Company allocates the total arrangement fee using the residual method. Under the residual method, the fair value of the undelivered maintenance and services elements, as determined based on vendor-specific objective evidence, is deferred and the remaining (residual) arrangement is recognized as software product revenue. Service revenues include consulting and training services, which are recognized as the services are performed.

Allowance for Doubtful Accounts and Returns: A provision for doubtful accounts has not been established as management considers all accounts to be collectible based upon a favorable history over a substantial period time.

The software license arrangements generally do not include acceptance provisions. However, if acceptance provisions exist as part of public policy or within previously executed terms and conditions that are referenced in the current agreement and are short-term in nature, the Company will provide for a sales return allowance in accordance with Statement of Financial Accounting Standards (SFAS) No. 48, "Revenue Recognition when Right of Return Exists."

Cash Equivalents: For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with an original maturity of three months or less to be cash equivalents.

Fair Value of Financial Instruments: The carrying amounts of the financial instruments have been estimated by management to approximate fair value.

Property and Equipment: Property and Equipment are valued at cost. Maintenance and repair costs are charged to expenses as incurred. Depreciation is computed on the straight-line method based on the following estimated useful lives of the assets: 3 to 5 years for camera and computer equipment, 5 to 7 years for machinery and equipment, furniture and fixtures, and automobile. Depreciation expense was $21,562 and $35,516 for fiscal years ended March 31, 2004 and 2003, respectively.

Software development costs: The Company capitalizes software development costs incurred subsequent to the internal release of products for acceptance testing pursuant to SFAS No. 86, "Accounting for the Costs of Computer Software to Be Sold, Leased, or Otherwise Marketed." Costs incurred during the application development stage are amortized over periods not exceeding three years, based on the estimated economic life of the product.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Impairment of Long-Lived Assets: Long-lived assets and certain identifiable intangible assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. Determination of recoverability is based on an estimate of undiscounted future cash flows and certain identifiable intangible assets that management expects to hold and use is based on the fair value of the asset.

Income Taxes: Income tax expense is based on pre-tax financial accounting income. Deferred tax assets and liabilities are recognized for the expected tax consequences of temporary differences between the tax bases of assets and liabilities and their reported amounts.

Stock-based Compensation: SFAS No. 148. "Accounting for Stock-Based Compensation -Transition and Disclosure, an Amendment of FASB Statement No. 123," amends the disclosure requirements of SFAS No. 123, "Accounting for Stock-Based Compensation," to require more prominent disclosures in both annual and interim financial statements regarding the method of accounting for stock-based employee compensation and the effect of the method used on reported results.

The Company accounts for equity-based instruments issued or granted to employees using the intrinsic method of accounting in accordance with Accounting Principles Board (APB) Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB 25"). Under the intrinsic value method, because the exercise price of the Company's employee stock options equals the market price of the underlying stock on the date of grant, no compensation expense is recognized in the Company's Statements of Operations.

The Company is required under SFAS 123 to disclose pro forma information regarding option grants to its employees based on specified valuation techniques that produce estimated compensation charges. The pro forma information is as follows:

For years ended March 31,	2004	2003
Net loss - as reported	$ (121,477)	$ (196,785)
Pro forma compensation expense	-	-
Pro forma net loss	$ (121,477)	$ (196,785)
Basic and diluted net loss per share:
As reported	$ (0.07)	$ (0.11)
Pro forma	$ (0.07)	$ (0.11)

The value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model, which was developed for use in estimating the value of traded options that have no vesting restrictions and are fully transferable. Because the Company's employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the estimate, in management's opinion, the existing valuation models do not provide a reliable measure of the fair value of the Company's employee stock options. (For additional information regarding this pro forma information, see Note 6 to the financial statements.)

Net Loss Per Common Share: The Company accounts for income (loss) per share in accordance with SFAS No. 128, "Earnings Per Share." SFAS No. 128 requires that presentation of basic and diluted earnings per share for entities with complex capital structures. Basic earnings per share includes no dilution and is computed by dividing net income (loss) available to common stockholders by the weighted average number of common stock outstanding for the period. Diluted earnings per share reflects the potential dilution of securities that could share in the earnings of an entity. Diluted net loss per common share does not differ from basic net loss per share as their effect is antidilutive. Dilutive potential common shares primarily consist of stock options and stock warrants.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Major Customers: For the years ended March 31, 2004 and 2003, three major customers comprised of $171,513 and $219,543 or 68% and 65.2%, respectively, of the Company's revenues.

Derivatives: In June 1998, Financial Accounting Standards Board (FASB) issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended by SFAS No. 138, which was issued in June 2000. SFAS No. 133 establishes accounting and reporting standards for derivative instruments. The Company currently does not use derivative financial products for hedging or speculative purposes and as a result, does not anticipate any impact on the Company's financial statements.

Reclassification: Certain reclassifications have been made to the 2003 financial statements to conform with the 2004 financial statement presentation. Such reclassification had no effect on net loss as previously reported.

Recent Accounting Pronouncements: In December 2003, the SEC issued Staff Accounting Bulletin (SAB) No. 104, "Revenuer Recognition," which codifies, revises and rescinds certain sections of SAB No. 101, "Revenue Recognition," in order to make this interpretive guidance consistent with current authoritative accounting and auditing guidance and SEC rules and regulations. The changes noted in SAB No. 104 did not have a material effect on the Company's results of operations, financial positions or cash flows.

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity." This Statement requires that certain instruments that were previously classified as equity on the Company's statement of financial position now be classified as liabilities. The Statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The Company currently has no instruments impacted by the adoption of this statement and therefore the adoption did not have an effect on the Company's financial position, results of operations or cash flows.

In April 2003, the FASB issued Statement of SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities," which is generally effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. SFAS No. 149 clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative as discussed in SFAS No. 133, clarifies when a derivative contains a financing component, amends the definition of an "underlying" to conform it to the language used in FASB Interpretation No. 45, "Guarantor Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" and amends certain other existing pronouncements. The Company does not have any derivative financial instruments. The Company does not anticipate that the adoption of SFAS No. 149 will have an impact on its balance sheets or statements of operations and cash flows.

In January 2003, the FASB issued Interpretation No. 46, Consolidation of Variable Interest Entities, an interpretation of Accounting Research Bulletin No. 51. Interpretation 46 establishes accounting guidance for consolidation of variable interest entities that function to support the activities of the primary beneficiary. Interpretation 46 applies to any business enterprise, both public and private, that has a controlling interest, contractual relationship or other business relationship with a variable interest entity. The Company currently has no contractual relationship or other business relationship with a variable interest entity and therefore the adoption did not have an effect on its financial position or results of operations. However, if the Company enters into any such arrangement with a variable interest entity in the future, its financial position or results of operations may be adversely impacted.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure." SFAS No. 148 amends SFAS No. 123, "Accounting for Stock-Based Compensation," to provide alternative methods of transition to SFAS No. 123's fair value method of accounting for stock-based employee compensation. SFAS No. 148 also amends the disclosure provisions of SFAS No. 123 and APB Opinion No. 28, "Interim Financial Reporting," to require disclosure in the summary of significant accounting policies of the effects of an entity's accounting policy with respect to stock-based employee compensation on reported net income and earnings per share in annual and interim financial statements. While SFAS No. 148 does not amend SFAS No. 123 to require companies to account for employee stock options using the fair value method, the disclosure provisions of SFAS No. 148 are applicable to all companies with stock-based employee compensation, regardless of whether they account for that compensation using the fair value method of SFAS No. 123 or the intrinsic value method of APB Opinion 25. The Company currently does not have any stock-based employee compensations that require for disclosures.

In November 2002, the EITF reached a consensus on Issue No. 00-21, "Revenue Arrangements with Multiple Deliverables." Issue 00-21 provides guidance on how to account for arrangements that involve the delivery or performance of multiple products, services and/or rights to use assets. The provisions of Issue 00-21 will apply to revenue arrangements entered into in fiscal periods beginning after June 15, 2003. The Company does not believe that the adoption of Issue 00-21 will have a material effect on the Company's financial position, results of operations or cash flows.

In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." The standard requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. Examples of costs covered by the standard include lease termination costs and certain employee severance costs that are associated with a restructuring, discontinued operation, plant closing, or other exit or disposal activity. Previous accounting guidance provided by EITF Issue No. 94-3, "Liability Recognition for Certain employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring) is replaced by this Statement. SFAS No. 146 is to be applied prospectively to exit or disposal activities initiated after December 31, 2002. Management does not anticipate that the adoption of this Statement will have a significant effect on the Company's financial statements.

In April 2002, the FASB issued SFAS No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections." This Statement updates, clarifies and simplifies existing accounting pronouncements. The provisions of this Statement related to the rescission of Statement No. 4 are to be applied for fiscal years beginning after May 15, 2002. Any gain or loss on extinguishment of debt that was classified as an extraordinary item in prior periods presented that does not meet the criteria in Opinion No. 30 for classification as an extraordinary item should be reclassified. Provisions of the Statement related to the amendment of Statement No. 13 should be applied for transactions occurring after May 15, 2002, and all other provisions should be applied for financial statements issued on or after May 15, 2002. Management does not anticipate that the adoption of this Statement will have a significant effect on the Company's financial statements.

NOTE 3 - CONTINUING OPERATIONS

The Company's financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. As shown in the accompanying financial statements, the Company suffered losses of $121,477 and $196,785 for the years ended March 31, 2004 and 2003, respectively, and as of March 31, 2004, the Company's current liabilities exceeded its current assets by $611,578, and its total liabilities exceeded its total assets by $585,750. In the near term, the Company expects operating costs to continue to exceed funds generated from operations. As a result, the Company expects to continue to incur operating losses and may not have enough money to grow its business in the future. The Company can give no assurance that it will achieve profitability or be capable of sustaining profitable operations. As a result, operations in the near future are expected to continue to use working capital.

In June 2004, the Company sold its customer contracts and intellectual property to an unrelated party. Following the selling, the Company ceased operations and remains inactive.

NOTE 4 - BALANCE SHEET DETAILS

The following tables provide details of selected balance sheet items:

At March 31,	2004	2003
Property and Equipment
Computer equipment	$ 105,879	$ 105,879
Less: accumulated depreciation	(80,051)	(58,489)
Total	$ 25,828	$ 47,390
Accured expenses
Accrued computer consulting fees	$ 62,500	$ 62,500
Accrued payroll taxes	13,026	13,026
Others	9,699	13,655
Total	$ 85,225	$ 89,181

NOTE 5 - NOTES PAYABLE TO RELATED PARTIES

A shareholder had advanced a sum of $112,000 to the Company. The advances bear no interest and are due on demand. The note was converted into 112,000 shares of the Company's common stock in June 2004.

NOTE 6 - FORGIVENESS OF LIABILITIES

During the year ended March 31, 2003, the Company wrote off accounts payable of $73,825 due to the forgiveness granted by its creditors. The Company recognized them as other income. None was for fiscal 2004.

NOTE 7 - INCOME TAXES

The deferred net tax assets consist of the following at March 31, 2004 and 2003:

	2004	2003
Tax Benefit on net operating loss carryforward	$ 1,411,660	$ 1,352,191
Temporary differene in depreciation and amortization	(256)	(7,740)
Less: valulation allowance	(1,411,404)	(1,344,451)
Net deferred tax assets	$ -	$ -

As of March 31, 2004, the Company has net operating loss carryforwards, approximately, of $3.5million and $2.4 million to reduce future federal and state taxable income, respectively. To the extent not utilized, the carryforwards will begin to expire through fiscal 2023. The Company's ability to utilize its net operating loss carryforwards is uncertain and thus a valuation reserve has been provided against the Company's net deferred tax assets.

NOTE 8 - STOCK OPTIONS AND WARRANTS

The Board of Directors approved the creation of the 2001 Stock Incentive Plan (the Plan) at March 31, 2001. 175,000 shares of common stock were reserved for issuances under stock option plans. As of March 31, 2004 and 2003, the Company had 198,000 outstanding options. The options have no exercise prices and they were all exercised in June 2004.

The Company has warrants outstanding to purchase 159,711 shares of the Company's common stock for free. These warrants expire at various dates through June 2005. Of which, 103,033 were exercised in June 2004.

NOTE 9- NET INCOME (LOSS) PER SHARE

As the Company incurred net losses in fiscal 2004 and 2003, the effect of dilutive securities totalling 254,678 equivalent shares has been excluded from the diluted net loss per share computation as it was antidilutive.

The following table sets forth the computation of basic and diluted net income (loss) per share:

Years ended March 31,	2004	2003
Numerator:
Net (loss)	$ (121,477)	$ (196,785)
Denominator:
Weighted average common shares	1,717,740	1,717,740
Net (loss) per share	$ (0.07)	$ (0.11)

NOTE 10 - LEASE COMMITMENTS

The Company leases certain servers for $2,251 per month under a non-cancellable operating lease that expires on August 31, 2004. As of March 31, 2004, the minimum lease payments under these leases are $11,255.

NOTE 11 - LEGAL PROCEEDINGS

A judgment of $9,361 was entered on July 15, 2002 against the Company from a previous vendor. On February 20, 2003, the vendor obtained a permit to levy the Companys bank account to satisfy the judgment. As a result, the vendor had successfully withdrawn $2,108 from the Companys bank account. Since then, no payments were made to the judgment and the bank account was closed. As of March 31, 2004, the balance owed to the judgment including interest amounted to $8,855, included in accrued expenses.

On March 3, 2003, a complaint was brought by a former software development consultant for the Company who is claiming that the Company fails to make payments pursuant to the terms and conditions of a consulting services agreement dated September 24, 2000. The amount, aggregate of $236,062, was included in accounts payable. Management intends to make some settlement offer on this claim.

The Company is currently party to various legal proceedings and claims, either asserted or unasserted, which arise in the ordinary course of business. While the outcome of these matters cannot be predicted with certainty, management do not believe that the outcome of any of these claims or any of the above mentioned legal matters will have a material adverse effect on the Company's consolidated financial position, results of operations, or cash flows.

NOTE 12 GUARANTEES AND PRODUCT WARRANTIES

The Company from time to time enters into certain types of contracts that contingently require the Company to indemnify parties against third party claims. These contracts primarily relate to: (i) divestiture agreements, under which the Company may provide customary indemnifications to purchasers of the Companys businesses or assets; (ii) certain real estate leases, under which the Company may be required to indemnify property owners for environmental and other liabilities, and other claims arising from the Companys use of the applicable premises; and (iii) certain agreements with the Company's officers, directors and employees, under which the Company may be required to indemnify such persons for liabilities arising out of their employment relationship.

The terms of such obligations vary. Generally, a maximum obligation is not explicitly stated. Because the obligated amounts of these types of agreements often are not explicitly stated, the overall maximum amount of the obligations cannot be reasonably estimated. Historically, the Company has not been obligated to make significant payments for these obligations, and no liabilities have been recorded for these obligations on its balance sheets as of March 31, 2004.

In general, the Company offers a five-year warranty on workmanship to original purchaser and a manufacturer's warranty from 90 days to one year for most of its products sold. To date, the Company has not incurred any material costs associated with these warranties.

NOTE 13 - SUBSEQUENT EVENT

On June 21, 2004, the Company entered into an Asset Purchase Agreement to sell its customer contracts and intellectual property and certain liabilities to an unrelated party for all of the outstanding and issued shares of the unrelated party. Following the sale, the unrelated party was acquired by a public company in a stock for stock transaction. The Company intends to distribute the shares of the public company it acquired to the shareholders.

HAROLD Y. SPECTOR, CPA	SPECTOR & WONG, LLP	80 SOUTH LAKE AVENUE
CAROL S. WONG, CPA	Certified Public Accountants
SUITE 723
	(888) 584-5577	PASADENA, CA 91101
FAX (626) 584-6447
SPECTORWONGCPA@AOL.COM

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and stockholders

of NBD Marketing, Inc.

We have audited the accompanying balance sheet of NBD Marketing, Inc. as of December 31, 2003, and the related statements of operations, changes in stockholders' deficit, and cash flows for the period from inception February 25, 2003 to December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NBD Marketing, Inc. as of December 31, 2003, and the results of its operations and its cash flows for the period from inception February 25, 2003 to December 31, 2003, in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company's operating losses raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Spector & Wong, LLP

Pasadena, California

September 3, 2004

NBD MARKETING, INC.

BALANCE SHEET

December 31, 2003

ASSETS
Current Assets
Cash	$ 36,120
Employee Advance	746
Note Receivable-Related Party	5,467
Total Current Assets	42,333

Other Asset,
Deposit	1,579

TOTAL ASSETS	$ 43,912

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
Accrued Expenses	$ 14,273
Officers' Loan	48,100
Unearned Revenue	17,550
Total Current Liabilities	79,923

Stockholders' Deficit
Common Stock, $0.1 par value, 1,000,000 shares authorized,
5,000 shares issued and outstanding	500
Paid-in Capital	4,500
Accumulated Deficit	(41,011)
Total Stockholders' Deficit	(36,011)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$ 43,912

NBD MARKETING, INC.

STATEMENT OF OPERATIONS

For the period from Inception February 25, 2003 to December 31, 2003

Revenue	$ 602,626

Costs and Expenses
Cost of Revenues	309,787
Selling, General and Administrative Expenses	331,577
Total costs and expenses	641,364

Operating (loss)	(38,738)

Interest Expense	(1,473)

Net (loss) before taxes	(40,211)

Provision for Income Taxes	800

Net (loss)	$ (41,011)

Net (loss) per share-Basic and Diluted	$ (8.20)

Weighted Average Number of Shares	5,000

NBD MARKETING, INC.

STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT

For the period from Inception February 25, 2003 to December 31, 2003

	Common Stock		Paid-in	Accumulated
	Shares	Amount	Capital	Deficit	Total
Balance at Inception Feburary 25, 2003	-	$ -	$ -	$ -	$ -

Issuance of Stock to Founder	5,000	500	4,500		5,000

Net (loss)				(41,011)	(41,011)

Balance at December 31, 2003	5,000	$ 500	$ 4,500	$ (41,011)	$ (36,011)

NBD MARKETING, INC.

STATEMENT OF CASH FLOWS

For the period from Inception February 25, 2003 to December 31, 2003

CASH FLOW FROM OPERATING ACTIVITIES
Net (loss)	$ (41,011)
Adjustments to reoncile net (loss) to net cash (used in)
operating activities:
(Increase) in:
Employee Advance	(746)
Deposit	(1,579)
Increase in:
Accrued Expenses	14,273
Unearned Revenue	17,550
Net cash flows (used in) operating activities	(11,513)

CASH FLOW FROM INVESTING ACTIVITIES
Net advance to a related party	(5,473)
Net cash flows (used in) investing activities	(5,473)

CASH FLOW FROM FINANCING ACTIVITIES
Proceeds from issuance of stock	5,000
Proceeds from Officers' Loan	48,100
Net cash flows provided by financing activities	53,100

NET INCREASE IN CASH	41,587

CASH AT INCEPTION FEBRUARY 25, 2003	-

CASH AT END OF YEAR	$ 41,587

NBD MARKETING, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - NATURE OF BUSINESS AND CRITICAL ACCOUNTING POLICIES

Nature of Business NBD Marketing, Inc. (the "Company'), was incorporated under the laws of the state of California on February 25, 2003. The Company designs, compiles and prints catalogs, flyers, brochures in the office furniture industry and also engages in telemarketing.

Use of estimates The preparation of the accompanying financial statements in conformity with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions that directly affect the results of reported assets, liabilities, revenue, and expenses. Actual results may differ from these estimates.

Revenue Recognition The Company recognizes sales revenue when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable, and collectibility is reasonably assured. Cash payments received in advance of revenue are recorded as deferred revenue.

Accounts Receivable The Company receives 50% deposit from clients upon signing the contracts and 50% when completed for print jobs and collects one year or monthly services fee in advance for telemarketing. As of December 31, 2003, there was no accounts receivable outstanding.

Net Loss Per Share Basic net loss per share includes no dilution and is computed by dividing net loss available to common stockholders by the weighted average number of common stock outstanding for the period. Diluted net loss per share does not differ from basic net loss per share due to the lack of dilutive items in the Company.

Other Significant Accounting Policies

Cash Equivalents For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with an original maturity of three months or less to be cash equivalents.

Fair Value of Financial Instruments The carrying amounts of the financial instruments have been estimated by management to approximate fair value.

Income Taxes Income tax expense is based on pretax financial accounting income. Deferred tax assets and liabilities are recognized for the expected tax consequences of temporary differences between the tax bases of assets and liabilities and their reported amounts. Valuation allowance are established, if necessary, to reduce deferred tax assets to the amount that will more likely than not be realized.

Advertising Costs The Company expenses advertising and marketing costs as they are incurred. Advertising expense for the period from inception February 25, 2003 to December 31, 2003 was $2,055.

Derivatives In June 1998, Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended by SFAS No. 138, which was issued in June 2000. SFAS No. 133 establishes accounting and reporting standards for derivative instruments. The Company currently does not use derivative financial products for hedging or speculative purposes and as a result, does not anticipate any impact on the Company's financial statements.

NOTE 1 - NATURE OF BUSINESS AND CRITICAL ACCOUNTING POLICIES (Continued)

New Accounting Standards: In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity." This Statement requires that certain instruments that were previously classified as equity on the Company's statement of financial position now be classified as liabilities. The Statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The Company currently has no instruments impacted by the adoption of this statement and therefore the adoption did not have an effect on the Company's financial position, results of operations or cash flows.

In April 2003, the FASB issued Statement of SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities," which is generally effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. SFAS No. 149 clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative as discussed in SFAS No. 133, clarifies when a derivative contains a financing component, amends the definition of an "underlying" to conform it to the language used in FASB Interpretation No. 45, "Guarantor Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" and amends certain other existing pronouncements. The Company does not have any derivative financial instruments. The Company does not anticipate that the adoption of SFAS No. 149 will have an impact on its balance sheets or statements of operations and cash flows.

In January 2003, the FASB issued Interpretation No. 46, Consolidation of Variable Interest Entities, an interpretation of Accounting Research Bulletin No. 51. Interpretation 46 establishes accounting guidance for consolidation of variable interest entities that function to support the activities of the primary beneficiary. Interpretation 46 applies to any business enterprise, both public and private, that has a controlling interest, contractual relationship or other business relationship with a variable interest entity. The Company currently has no contractual relationship or other business relationship with a variable interest entity and therefore the adoption did not have an effect on its consolidated financial position or results of operations. However, if the Company enters into any such arrangement with a variable interest entity in the future, its financial position or results of operations may be adversely impacted.

NOTE 2 - CONTINUING OPERATIONS

The Company's financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. As shown in the accompanying financial statements, the Company suffered losses of $41,011 for the period from inception February 25, 2003 to December 31, 2003. The Company's current liabilities exceeded it current assets by $37,590, and its total liabilities exceeded its total assets by $36,011. In the near term, the Company expects operating costs to continue to exceed funds generated from operations. As a result, the Company expects to continue to incur operating losses and may not have enough money to grow its business in the future. The Company can give no assurance that it will achieve profitability or be capable of sustaining profitable operations. As a result, operations in the near future are expected to continue to use working capital.

In June 2004, the Company was acquired by a public company.

NOTE 3 - MAJOR CUSTOMER

The Company had one major unrelated customer, which represented 10% or more of total revenues of the Company. Revenues from this customer for the period from inception February 25, 2003 to December 31, 2003 were $400,000 or 66%.

NOTE 4 - MAJOR SUPPLIER

The Company had one major unrelated supplier, which represented 10% or more of total costs of goods sold of the Company. Costs of goods sold from this supplier for the period inception from February 25, 2003 to December 31, 2003 was $199,552 or 100%.

NOTE 5 - ACCRUED EXPENSES

Accrued expenses at December 31, 2003 consist of:

Accrued Interest Expense	$ 1,473
Accrued Income Tax	800
Other Accrued Expenses	12,000

Total	$ 14,273

NOTE 6 -NET (LOSS) PER SHARE

The following table sets forth the computation of basic and diluted earnings per share:

Numerator:
Net (loss)	$ (41,011)
Denominator:
Weighted average common shares	5,000

Net (loss) per share	$ (8.20)

NOTE 7 - LEASE COMMITTMENTS

The Company entered into a lease agreement to rent an office building in Santa Ana. The lease will expire in April 2005.

The Company also leases a copier for 36 months for $384 per month beginning April 2003. The monthly lease payments do not include additional maintenance and insurance.

The following is a schedule of future minimum lease payments by year under the leases as of December 31, 2003:

Years ended December 31,	Amount
2004	$ 26,296
2005	12,296
2006	1,536
Total future minimum lease payments	$ 40,128

NOTE 8 - ROYALTY COMMITTMENTS

The Company entered into a software license agreement in August 2003 which enables the Company to sell retail licenses. Minimum royalty payments which are accounted for under operating lease are as follows:

Years ended December 31,	Amount
2004	$ 23,400
2005	9,600
Total future minimum lease payments	$ 33,000

NOTE 9 - SEGMENT INFORMATION

SFAS No. 131 "Disclosures about Segments of an Enterprise and Related Information" requires that enterprises to disclose information about its operating segments when it presents a complete set of financial statements. Since the Company has only one segment; accordingly, detailed information of the reportable segment is not presented.

NOTE10 - RELATED PARTY TRANSACTIONS

As of December 31, 2003, the Company has a balance of $5,467 due from ProspectWorks, Inc. which was owned by the Company's President and majority shareholder.

Officers' loan is unsecured, due on demand and bears interest at 6%. Interest charged related to the officers' loans to operations amounted to $1,473 for the period from inception February 25, 2003 to December 31, 2003

NOTE 11 - GUARANTEES

The Company from time to time enters into certain types of contracts that contingently require the Company to indemnify parties against third-party claims. These contracts primarily relate to: (i) divestiture agreements, under which the Company may provide customary indemnifications to purchasers of the Company's businesses or assets; and (ii) certain agreements with the Company's officers, directors and employees, under which the Company may be required to indemnify such persons for liabilities arising our of their employment relationship.

The terms of such obligations vary. Generally, a maximum obligation is not explicitly stated. Because the obligated amounts of these types of agreements often are not explicitly stated, the overall maximum amount of the obligation cannot be reasonably estimated. Historically, the Company has not been obligated to make significant payments for these obligations, and no liabilities have been recorded for these obligations on its balance sheet as of December 31, 2003.

The Company warrants that services performed will be provided in a manner consistent with industry standards for a period of 90 days from performance of the service. To date, the Company has not incurred any material costs associated with theses warranties.

NOTE 12 - SUBSEQUENT EVENTS

Termination of S-Corporation

On January 1, 2004, the Company was approved on the election as an S-Corporation. After acquired by a public company, an S-Corporation election is terminated automatically when the Company no longer qualifies as an S-Corporation.

Business Acquisitions

On June 20, 2004 , the Company entered into an agreement with Prospectworks, Inc. ("seller") to buy 10,000,000 shares of common stock which represents 100% of the issued and outstanding shares of the seller in exchange for 340 shares of the common stock of the Company.

On June 21, 2004, the Company was acquired by a public company in a stock for stock transaction. The acquisition will be accounted for as a purchase and is expected to be completed in the third quarter of 2004.

HAROLD Y. SPECTOR, CPA	SPECTOR & WONG, LLP	80 SOUTH LAKE AVENUE
CAROL S. WONG, CPA	Certified Public Accountants
SUITE 723
	(888) 584-5577	PASADENA, CA 91101
FAX (626) 584-6447
SPECTORWONGCPA@AOL.COM

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and stockholders

of ProspectWorks, Inc.

We have audited the accompanying balance sheet of ProspectWorks, Inc. as of December 31, 2003, and the related statements of operations, changes in stockholders' deficit, and cash flows for the period from inception February 3, 2003 to December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ProspectWorks, Inc. as of December 31, 2003, and the results of its operations and its cash flows for the period from inception February 3, 2003 to December 31, 2003, in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company's operating losses raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Spector & Wong, LLP

Pasadena, California

September 3, 2004

PROSPECTSWORKS, INC.

BALANCE SHEET

December 31, 2003

ASSETS
Current Assets
Cash	$ -
Total Current Assets	-

Software Development, net of accumulated amortization of $41,667	83,333

TOTAL ASSETS	$ 83,333

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Cash Overdraft	$ 2,956
Accrued Expenses	11,030
Due to Affiliate	5,467
Officers' Loan	7,000
Unearned Revenue	47,175
Total Current Liabilities	73,628

Stockholders' Equity
Common Stock, $0.001 par value, 100,000,000 shares authorized,
10,000,000 shares issued and outstanding	10,000
Paid-in Capital	115,000
Accumulated Deficit	(115,295)
Total Stockholders' Equity	9,705

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 83,333

PROSPECTSWORKS, INC.

STATEMENT OF OPERATIONS

For the period from Inception February 3, 2003 to December 31, 2003

Revenues	$ 46,107

Costs and Expenses
Cost of Revenues	37,517
Selling, General and Administrative Expenses	122,854
Total Costs and Expenses	160,372

Operating (loss)	(114,265)

Interest Expense	(230)

Net (loss) before taxes	(114,495)

Provision for Income Taxes	800

Net (loss)	$ (115,295)

Net (loss) per share-Basic and Diluted	$ (0.01)

Weighted Average Number of Shares	10,000,000

PROSPECTSWORKS, INC.

STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

For the period from Inception February 3, 2003 to December 31, 2003

	Common Stock		Paid-in	Accumulated
	Shares	Amount	Capital	Deficit	Total
Balance at Inception February 3, 2003	-	$ -	$ -	$ -	$ -

Issuance of stock for Software Development	10,000,000	10,000	115,000		125,000

Net (loss)				(115,295)	(115,295)

Balance at December 31, 2003	10,000,000	$ 10,000	$ 115,000	$ (115,295)	$ 9,705

PROSPECTSWORKS, INC.

STATEMENT OF CASH FLOWS

For the period from Inception February 3, 2003 to December 31, 2003

CASH FLOW FROM OPERATING ACTIVITIES
Net (loss)	$ (115,295)
Adjustments to reoncile net (loss) to net cash (used in)
operating activities:
Amortization	41,667
Increase in:
Accrued Expenses	11,030
Unearned Revenue	47,175
Net cash flows (used in) operating activities	(15,423)

CASH FLOW FROM INVESTING ACTIVITIES	-

CASH FLOW FROM FINANCING ACTIVITIES
Cash Overdraft	2,956
Due to Affiliate	5,467
Proceeds from Officers' Loan	7,000
Net cash flows provided by financing activities	15,423

NET INCREASE IN CASH	-

CASH AT INCEPTION FEBRUARY 3, 2003	-

CASH AT END OF YEAR	$ -

Noncash Investing and Financing Activities
Common Stock issued for Software Development	$ 125,000

PROSPECTSWORKS, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - NATURE OF BUSINESS AND CRITICAL ACCOUNTING POLICIES

Nature of Business ProspectWorks, Inc. (the "Company') was incorporated under the laws of the State of California on February 3, 2003. The Company is engaged in web-base sales force automation and telemarketing.

Use of estimates The preparation of the accompanying financial statements in conformity with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions that directly affect the results of reported assets, liabilities, revenue, and expenses. Actual results may differ from these estimates.

Revenue Recognition The Company recognizes sales revenue when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable, and collectibility is reasonably assured. Cash payments received in advance of revenue are recorded as deferred revenue. No provisions were established for estimated product returns and allowance based on the Company's historical experience.

Accounts Receivable The Company receives upfront deposit for sales force automation and bill monthly in advance for telemarketing. As of December 31, 2003, there was no accounts receivable outstanding.

Net Loss Per Share Basic net loss per share includes no dilution and is computed by dividing net loss available to common stockholders by the weighted average number of common stock outstanding for the period. Diluted net loss per share does not differ from basic net loss per share due to the lack of dilutive items in the Company.

Cash Equivalents For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with an original maturity of three months or less to be cash equivalents.

Fair Value of Financial Instruments The carrying amounts of the financial instruments have been estimated by management to approximate fair value.

Income Taxes The Company utilizes SFAS No. 109, "Accounting for Income Taxes," which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. The provision for income taxes represents the tax payable for the period and the change during the period in deferred tax assets and liabilities.

Advertising Costs The Company expenses advertising and marketing costs as they are incurred. Advertising expense for the period from inception February 3, 2003 to December 31, 2003 was $4,531.

Derivatives In June 1998, Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended by SFAS No. 138, which was issued in June 2000. SFAS No. 133 establishes accounting and reporting standards for derivative instruments. The Company currently does not use derivative financial products for hedging or speculative purposes and as a result, does not anticipate any impact on the Company's financial statements.

NOTE 1 - NATURE OF BUSINESS AND CRITICAL ACCOUNTING POLICIES (Continued)

New Accounting Standards: In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity." This Statement requires that certain instruments that were previously classified as equity on the Company's statement of financial position now be classified as liabilities. The Statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The Company currently has no instruments impacted by the adoption of this statement and therefore the adoption did not have an effect on the Company's financial position, results of operations or cash flows.

In April 2003, the FASB issued Statement of SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities," which is generally effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. SFAS No. 149 clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative as discussed in SFAS No. 133, clarifies when a derivative contains a financing component, amends the definition of an "underlying" to conform it to the language used in FASB Interpretation No. 45, "Guarantor Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" and amends certain other existing pronouncements. The Company does not have any derivative financial instruments. The Company does not anticipate that the adoption of SFAS No. 149 will have an impact on its balance sheets or statements of operations and cash flows.

In January 2003, the FASB issued Interpretation No. 46, Consolidation of Variable Interest Entities, an interpretation of Accounting Research Bulletin No. 51. Interpretation 46 establishes accounting guidance for consolidation of variable interest entities that function to support the activities of the primary beneficiary. Interpretation 46 applies to any business enterprise, both public and private, that has a controlling interest, contractual relationship or other business relationship with a variable interest entity. The Company currently has no contractual relationship or other business relationship with a variable interest entity and therefore the adoption did not have an effect on its consolidated financial position or results of operations. However, if the Company enters into any such arrangement with a variable interest entity in the future, its financial position or results of operations may be adversely impacted.

NOTE 2 - CONTINUING OPERATIONS

The Company's financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. As shown in the accompanying financial statements, the Company suffered losses of $115,295 for the period from inception February 3, 2003 to December 31, 2003. In the near term, the Company expects operating costs to continue to exceed funds generated from operations. As a result, the Company expects to continue to incur operating losses and may not have enough money to grow its business in the future. The Company can give no assurance that it will achieve profitability or be capable of sustaining profitable operations. As a result, operations in the near future are expected to continue to use working capital.

In June 2004, the Company was acquired by a public company.

NOTE 3 - MAJOR CUSTOMER

The Company had two major unrelated customers, which represented 10% or more of total revenues of the Company. Revenues from these two customers for the period from inception February 3, 2003 to December 31, 2003 were $7,676, and $6,000 or 17% and 13%of total revenue, respectively.

NOTE 4 - ACCRUED EXPENSES

Accrued expenses at December 31, 2003 consist of:

Accrued Interest Expense	$ 230
Accrued Income Tax	800
Other Accrued Expenses	10,000

Total	$ 11,030

NOTE 5 - NET (LOSS) PER SHARE

The following table sets forth the computation of basic and diluted earnings per share:

Numerator:
Net (loss)	$ (115,295)
Denominator:
Weighted average common shares	10,000,000

Net (loss) per share	$ (0.01)

NOTE 6 - SEGMENT INFORMATION

SFAS No. 131 "Disclosures about Segments of an Enterprise and Related Information" requires that enterprises to disclose information about its operating segments when it presents a complete set of financial statements. Since the Company has only one segment; accordingly, detailed information of the reportable segment is not presented.

NOTE 7 - RELATED PARTY TRANSACTIONS

As of December 30, 2003, the Company has a balance of $5,467 due to NBD Marketing, Inc., Inc. which was owned by the Company's President and the majority shareholder.

Officers' loan is unsecured, due on demand and bears interest at 6%. Interest charged to operations amounted to $230 for the period from inception February 3, 2003 to December 31, 2003

NOTE 8 - GUARANTEES

The Company from time to time enters into certain types of contracts that contingently require the Company to indemnify parties against third-party claims. These contracts primarily relate to: (i) divestiture agreements, under which the Company may provide customary indemnifications to purchasers of the Company's businesses or assets; and (ii) certain agreements with the Company's officers, directors and employees, under which the Company may be required to indemnify such persons for liabilities arising our of their employment relationship.

The terms of such obligations vary. Generally, a maximum obligation is not explicitly stated. Because the obligated amounts of these types of agreements often are not explicitly stated, the overall maximum amount of the obligation cannot be reasonably estimated. Historically, the Company has not been obligated to make significant payments for these obligations, and no liabilities have been recorded for these obligations on its balance sheet as of December 31, 2003.

The Company warrants that services performed will be provided in a manner consistent with industry standards for a period of 90 days from performance of the service. To date, the Company has not incurred any material costs associated with these warranties.

NOTE 9 - SUBSEQUENT EVENT

On June 20, 2004 , the Company entered into an agreement with NBD Marketing, Inc. ("buyer") to sell all of its issued and outstanding shares in exchange 340 shares of the common stock of the buyer. Following the sale, the buyer was acquired by a public Company in a stock for stock transaction.

HAROLD Y. SPECTOR, CPA	SPECTOR & WONG, LLP	80 SOUTH LAKE AVENUE
CAROL S. WONG, CPA	Certified Public Accountants
SUITE 723
	(888) 584-5577	PASADENA, CA 91101
FAX (626) 584-6447
SPECTORWONGCPA@AOL.COM

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and stockholders

We have audited the accompanying balance sheets of SalesWare, Inc. as of December 31, 2003 and 2002, and the related statements of operations, changes in stockholders' equity, and cash flows for the period from inception July 15, 2002 to December 31, 2002, and for the year ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial positions of SalesWare, Inc. as of December 31, 2003 and 2002, and its results of operations and its cash flows for the period from inception July 15, 2002 to December 31, 2002 and for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.

/s/Spector & Wong, LLP

Pasadena, California

September 3, 2004

SALESWARE, INC.

BALANCE SHEETS

December 31, 2003 and 2002

ASSETS	2003	2002
Current Assets
Cash	$ 870	$ 5,149
Total Current Assets	870	5,149

Property and equipment, net of accumulated depreciation
of $187 and $0 for 2003 and 2002, respectively	1,680	-

TOTAL ASSETS	$ 2,550	$ 5,149

LIABILITIES AND STOCKHOLDER'S EQUITY(DEFICIT)
Current Liabilities
Accounts payable and accrued expenses	$ -	$ 5,269
Total Current Liabilities	-	5,269

Stockholder's Equity(Deficit)
Common Stock, $0.01 par value, 1,500 shares authorized;
1,000 shares issued and outstanding	10	10
Paid-in Capital	1,990	1,990
Retained Earnings(Accumulated Deficit)	550	(2,120)
Total Stockholder's Equity(Deficit)	2,550	(120)

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY(DEFICIT)	$ 2,550	$ 5,149

SALESWARE, INC.

STATEMENT OF OPERATIONS

		For period from
		Inception
	For year	July 15, 2002
	ended	to
	December 31,2003	December 31,2002

Revenues	$ 87,266	$ 5,000

Cost and expenses:
Cost of revenues	2,200	-
Selling, general and administrative Expenses	25,238	7,030
Total cost and expenses	27,438	7,030

Operating income (loss)	59,828	(2,030)

Interest expense	(557)	(90)

Net income (loss)	$ 59,271	$ (2,120)

Net income (loss) per share-Basic and Diluted	$ 59.27	$ (2.12)

Weighted Average Number of Shares	1,000	1,000

SALESWARE, INC.

STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT

For the period from Inception July 15, 2002 to December 31, 2003

	Common Stock		Paid-in	Accumulated
	Shares	Amount	Capital	Deficit	Total
Balance at Inception, July 15, 2002	-	$ -	$ -	$ -	$ -

Issuance of stock to founder	1,000	10	1,990		2,000

Net loss				(2,120)	(2,120)

Balance at December 31, 2002	1,000	10	1,990	(2,120)	(120)

Shareholder's Distribution				(56,601)	(56,601)

Net income				59,271	59,271

Balance at December 31, 2003	1,000	$ 10	$ 1,990	$ 550	$ 2,550

SALESWARE, INC.

STATEMENT OF CASH FLOWS

		For period from
		Inception
	For year	July 15, 2002
	ended	to
	Devcember 31,2003	December 31,2002
CASH FLOW FROM OPERATING ACTIVITIES
Net income (loss)	$ 59,271	$ (2,120)
Adjustments to reoncile net income (loss) to net cash
provided by operating activities:
Depreciation	187	-
Increase (Decrease) in:
Accounts payable and accrued expenses	(5,269)	5,269
Net cash flows provided by operating activities	54,189	3,149

CASH FLOW FROM INVESTING ACTIVITIES
Purchase of property and equipment	(1,867)	-
Net cash flows (used in) investing activities	(1,867)	-

CASH FLOW FROM FINANCING ACTIVITIES
Sale of common stock to founder	-	2,000
Shareholder's distributions	(56,601)	-
Net cash flows provided by (used in) financing activities	(56,601)	2,000

NET INCREASE (DECREASE) IN CASH	(4,279)	5,149

CASH AT BEGINNING OF YEAR	5,149	-

CASH AT END OF YEAR	$ 870	$ 5,149

Supplemental Disclosure of Cash Flow Information:
Interest Paid	$ 557	$ 90

SALESWARE, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - NATURE OF BUSINESS

SalesWare, Inc. (the "Company') was incorporated under the laws of the state of Nevada on July 15, 2002. The Company is a sales organization selling sales force automation solutions and sales training nationally.

NOTE 2- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates: The preparation of the accompanying financial statements in conformity with accounting principles generally accepted in the United States (U.S. GAAP) requires management to make certain estimates and assumptions that directly affect the results of reported assets, liabilities, revenue, and expenses. Actual results may differ from these estimates.

Revenue Recognition: The Company recognizes revenue as the services are performed, provided that the fees are fixed or determinable and collection of the related receivable is considered probable.

Cash Equivalents: For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with an original maturity of three months or less to be cash equivalents.

Fair Value of Financial Instruments: The carrying amounts of the financial instruments have been estimated by management to approximate fair value.

Property and Equipment: Property and Equipment are valued at cost. Maintenance and repair costs are charged to expenses as incurred. Depreciation is computed on the straight-line method based on the estimated useful lives of the assets which is 5 years.

Income Taxes The stockholders of the Company have elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. No provision for federal income taxes has been recorded in these financial statements because the stockholders are personally liable for such taxes on their individual income tax returns.

Net Income (Loss) Per Common Share The Company accounts for income (loss) per share in accordance with Statement of Financial Accounting Standards No. 128, "Earnings Per Share" ("SFAS 128"). SFAS No. 128 requires that presentation of basic and diluted earnings per share for entities with complex capital structures. Basic earnings per share includes no dilution and is computed by dividing net income (loss) available to common stockholders by the weighted average number of common stock outstanding for the period. Diluted earnings per share reflects the potential dilution of securities that could share in the earnings of an entity. Diluted net loss per common share does not differ from basic net loss per common share due to the lack of dilutive items in the Company.

Derivatives: In June 1998, Financial Accounting Standards Board (FASB) issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended by SFAS No. 138, which was issued in June 2000. SFAS No. 133 establishes accounting and reporting standards for derivative instruments. The Company currently does not use derivative financial products for hedging or speculative purposes and as a result, does not anticipate any impact on the Company's financial statements.

Recent Accounting Pronouncements: In December 2003, the SEC issued Staff Accounting Bulletin (SAB) No. 104, "Revenuer Recognition," which codifies, revises and rescinds certain sections of SAB No. 101, "Revenue Recognition," in order to make this interpretive guidance consistent with current authoritative accounting and auditing guidance and SEC rules and regulations. The changes noted in SAB No. 104 did not have a material effect on the Company's results of operations, financial positions or cash flows.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity." This Statement requires that certain instruments that were previously classified as equity on the Company's statement of financial position now be classified as liabilities. The Statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The Company currently has no instruments impacted by the adoption of this statement and therefore the adoption did not have an effect on the Company's financial position, results of operations or cash flows.

In April 2003, the FASB issued Statement of SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities," which is generally effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. SFAS No. 149 clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative as discussed in SFAS No. 133, clarifies when a derivative contains a financing component, amends the definition of an "underlying" to conform it to the language used in FASB Interpretation No. 45, "Guarantor Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" and amends certain other existing pronouncements. The Company does not have any derivative financial instruments. The Company does not anticipate that the adoption of SFAS No. 149 will have an impact on its balance sheets or statements of operations and cash flows.

In January 2003, the FASB issued Interpretation No. 46, Consolidation of Variable Interest Entities, an interpretation of Accounting Research Bulletin No. 51. Interpretation 46 establishes accounting guidance for consolidation of variable interest entities that function to support the activities of the primary beneficiary. Interpretation 46 applies to any business enterprise, both public and private, that has a controlling interest, contractual relationship or other business relationship with a variable interest entity. The Company currently has no contractual relationship or other business relationship with a variable interest entity and therefore the adoption did not have an effect on its financial position or results of operations. However, if the Company enters into any such arrangement with a variable interest entity in the future, its financial position or results of operations may be adversely impacted.

In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure." SFAS No. 148 amends SFAS No. 123, "Accounting for Stock-Based Compensation," to provide alternative methods of transition to SFAS No. 123's fair value method of accounting for stock-based employee compensation. SFAS No. 148 also amends the disclosure provisions of SFAS No. 123 and APB Opinion No. 28, "Interim Financial Reporting," to require disclosure in the summary of significant accounting policies of the effects of an entity's accounting policy with respect to stock-based employee compensation on reported net income and earnings per share in annual and interim financial statements. While SFAS No. 148 does not amend SFAS No. 123 to require companies to account for employee stock options using the fair value method, the disclosure provisions of SFAS No. 148 are applicable to all companies with stock-based employee compensation, regardless of whether they account for that compensation using the fair value method of SFAS No. 123 or the intrinsic value method of APB Opinion 25. The Company currently does not have any stock-based employee compensations that require for disclosures.

In November 2002, the EITF reached a consensus on Issue No. 00-21, "Revenue Arrangements with Multiple Deliverables." Issue 00-21 provides guidance on how to account for arrangements that involve the delivery or performance of multiple products, services and/or rights to use assets. The provisions of Issue 00-21 will apply to revenue arrangements entered into in fiscal periods beginning after June 15, 2003. The Company does not believe that the adoption of Issue 00-21 will have a material effect on the Company's financial position, results of operations or cash flows.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." The standard requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. Examples of costs covered by the standard include lease termination costs and certain employee severance costs that are associated with a restructuring, discontinued operation, plant closing, or other exit or disposal activity. Previous accounting guidance provided by EITF Issue No. 94-3, "Liability Recognition for Certain employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring) is replaced by this Statement. SFAS No. 146 is to be applied prospectively to exit or disposal activities initiated after December 31, 2002. Management does not anticipate that the adoption of this Statement will have a significant effect on the Company's financial statements.

In April 2002, the FASB issued SFAS No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections." This Statement updates, clarifies and simplifies existing accounting pronouncements. The provisions of this Statement related to the rescission of Statement No. 4 are to be applied for fiscal years beginning after May 15, 2002. Any gain or loss on extinguishment of debt that was classified as an extraordinary item in prior periods presented that does not meet the criteria in Opinion No. 30 for classification as an extraordinary item should be reclassified. Provisions of the Statement related to the amendment of Statement No. 13 should be applied for transactions occurring after May 15, 2002, and all other provisions should be applied for financial statements issued on or after May 15, 2002. Management does not anticipate that the adoption of this Statement will have a significant effect on the Company's financial statements.

NOTE 3 - PROPERTY AND EQUIPMENT

At December 31,	2003	2002
Property and Equipment
Computer equipment	$ 1,867	$ -
Less: accumulated depreciation	(187)	-
Total	$ 1,680	$ -

NOTE 4 - NET INCOME (LOSS) PER SHARE

The following table sets forth the computation of basic and diluted net income (loss) per share:

Years ended December 31,	2003	2002
Numerator:
Net income (loss)	$ 59,271	$ (2,120)
Denominator:
Weighted average common shares	1,000	1,000
Net income (loss) per share	$ 59.27	$ (2.12)

NOTE 5 - RELATED PARTY AND MAJOR CUSTOMER

For the years ended December 31, 2003 and 2002, a related party of which the Company's sole shareholder is the president and majority shareholder, comprised of $84,109 and $5,000 or 96.4% and 100%, respectively, of the Company's revenues.

NOTE 6 - LEASE COMMITMENTS

The Company leases office space for $500 per month on a month-to-month basis.

NOTE 7 - GUARANTEES AND PRODUCT WARRANTIES

The Company from time to time enters into certain types of contracts that contingently require the Company to indemnify parties against third party claims. These contracts primarily relate to: (i) divestiture agreements, under which the Company may provide customary indemnifications to purchasers of the Companys businesses or assets; (ii) certain real estate leases, under which the Company may be required to indemnify property owners for environmental and other liabilities, and other claims arising from the Companys use of the applicable premises; and (iii) certain agreements with the Company's officers, directors and employees, under which the Company may be required to indemnify such persons for liabilities arising out of their employment relationship.

The terms of such obligations vary. Generally, a maximum obligation is not explicitly stated. Because the obligated amounts of these types of agreements often are not explicitly stated, the overall maximum amount of the obligations cannot be reasonably estimated. Historically, the Company has not been obligated to make significant payments for these obligations, and no liabilities have been recorded for these obligations on its balance sheets as of December 31, 2003.

The Company warrants that services performed will be provided in a manner consistent with industry standards for a period of 90 days from performance of the service. To date, the Company has not incurred any material costs associated with these warranties.

NOTE 8 - SUBSEQUENT EVENT

On June 21, 2004, the Company was acquired by a public company in a stock for stock transaction. The acquisition will be accounted for as a purchase and is expected to close in the third quarter of fiscal 2004.